UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2010

COMPASS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Island	000-52347	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 0620, Yongleyingshiwenhuanan Rd., Yongledian Town, Tongzhou District, Beijing, PR China	101105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86 10-62690222/0255/0299)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

On October 14, 2010, Compass Acquisition Corporation (the "Company") dismissed Jeffrey & Company, as our independent registered public accounting firm and appointed Malone Bailey LLP as our new independent registered public accounting firm. Since the Company does not have an audit or similar committee, the termination of Jeffrey & Company and the appointment of Malone Bailey LLP as the Company's new independent registered public accounting firm was approved by the Company’s board of directors.

Jeffrey & Company's report on the financial statements of the Company for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2009 and 2008 and through October 14, 2010, there have been no disagreements with Jeffrey & Company (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jeffrey & Company, would have caused it to make reference thereto in any of its reports.

During the fiscal years ended December 31, 2009 and 2008 and through October 14, 2010, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

We provided Jeffrey & Company with a copy of the foregoing disclosures and requested Jeffrey & Company to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. At the time of the filing of this report, the letter from Jeffrey & Company is unavailable, and the Company has requested Jeffrey & Company to provide the letter as promptly as possible so that the Company can file the letter with the Securities and Exchange Commission within ten business days from the date hereof.

During the fiscal years ended December 31, 2009 and 2008 and through October 14, 2010, neither the Company nor anyone on behalf of the Company has consulted with Malone Bailey LLP regarding either:

1. The application of accounting principles to specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Malone Bailey LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS ACQUISITION CORPORATION

Date: October 20, 2010	By:	/s/ Mr. Zhang Hui
Mr. Zhang Hui President and Chief Executive Officer